                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: March 31, 2003
                (Date of earliest event reported) March 31, 2003


                       DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


          OKLAHOMA                 000-29225                   73-1513309
(State or other jurisdiction      (Commission                (IRS Employer
     of incorporation)            File Number)            Identification No.)


                       14201 Wireless Way
                     Oklahoma City, Oklahoma             73134
             (Address of principal executive offices)  (Zip Code)


                                 (405) 529-8500
              (Registrant's telephone number, including area code)


Information To Be Included in the Report


ITEM 9. REGULATION F-D DISCLOSURE. On March 31, 2003, Dobson Communications Corporation (the "Company") submitted to the Securities and Exchange Commission a certification by its Chief Executive Officer and the Chief Financial Officer pursuant to 18 U.S.C. Sec. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the Company's report of Form 10-K for its fiscal year ended December 31, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               DOBSON COMMUNICATIONS CORPORATION



                               By /s/ Bruce R. Knooihuizen
                                  ----------------------------------------------
                                  Bruce R. Knooihuizen, Executive Vice President and Chief Financial Officer


March 31, 2003

                                 CERTIFICATE OF

                             CHIEF FINANCIAL OFFICER

                                       OF

                        DOBSON COMMUNICATIONS CORPORATION




I, Bruce R. Knoohuizen, Chief Financial Officer of Dobson Communications Corporation (the "Company"), hereby certify that to the best of my knowledge, the annual report of the Company on Form 10-K for its fiscal year ended December 31, 2002, (the "Report"):

         a. complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that

         b. the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at December 31, 2002, and the results of the Company's operations for the year ended December 31, 2002.




March 31, 2003                                /s/ Bruce R. Knoohuizen
                                              ---------------------------------
                                              Bruce R. Knoohuizen
                                              Executive Vice President and
                                              Chief Financial Officer

                                 CERTIFICATE OF

                             CHIEF EXECUTIVE OFFICER

                                       OF

                        DOBSON COMMUNICATIONS CORPORATION




I, Everett R. Dobson, Chief Executive Officer of Dobson Communications Corporation (the "Company"), hereby certify that, to the best of my knowledge, the annual report of the Company on Form 10-K for its fiscal year ended December 31, 2002, (the "Report"):

         a. complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that

         b. the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at December 31, 2002, and the results of the Company's operations for the year ended December 31, 2002.




March 31, 2003                            /s/ Everett R. Dobson
                                          ------------------------------------
                                          Everett R. Dobson
                                          Chairman and Chief Executive Officer